Exhibit 99.1

Synaptics Names Dean Butler as New Chief Financial Officer

SAN JOSE, Calif. – October 10, 2019 – Synaptics Incorporated (NASDAQ: SYNA), the leading developer of human interface solutions, today announced the appointment of Dean Butler as its new Chief Financial Officer (CFO), to be effective on October 21, 2019. Mr. Butler is a seasoned financial executive who most recently served as VP of Finance at Marvell where he played a significant role in the company’s transformation. Mr. Butler also held key financial positions at Broadcom and Maxim Integrated and brings an extensive background in corporate finance, treasury, financial planning and analysis, tax, investor relations, strategic planning and risk management.

Effective October 21, 2019, Kermit Nolan has resigned his role as interim Chief Financial Officer and will resume his previous role as Corporate Vice President and Chief Accounting Officer.

“After a comprehensive search, we selected Dean because of his broad experience in financial operations and his demonstrated skills in driving corporate transformation,” said Michael Hurlston, president and CEO of Synaptics. “I personally worked with Dean while at Broadcom, and I am excited to have him join us, bringing his very relevant skillset to bear as he helps guide the Company through our own makeover. In addition, I would like to thank Kermit for his outstanding work during his tenure as interim CFO.”

“I am honored and very excited to be given the opportunity to join Synaptics, and believe I can help the Company on its journey towards expanded gross margins and help drive an increasingly differentiated product portfolio,” added Dean Butler. “Synaptics is an innovative global leader, and I’m looking forward to leveraging my experience in driving financial operations to enhance efficiencies and increase shareholder value.”

About Synaptics Incorporated:

Synaptics is the pioneer and leader of the human interface revolution, bringing innovative and intuitive user experiences to intelligent devices. Synaptics’ broad portfolio of touch, display, biometrics, voice, audio, and multimedia products is built on the company’s rich R&D, extensive IP and dependable supply chain capabilities. With solutions designed for mobile, PC, smart home, and automotive industries, Synaptics combines ease of use, functionality and aesthetics to enable products that help make our digital lives more productive, secure and enjoyable. (NASDAQ: SYNA) www.synaptics.com

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Forward-Looking Statements:

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 29, 2019, and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this release.

For more information contact:

Investor Relations

Jason Tsai

jason.tsai@synaptics.com

Public Relations

David Hurd

david.hurd@synaptics.com